Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2024

Supplement Dated August 2, 2024

Effective July 1, 2024, the following information replaces the existing disclosure relating to current expenses in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY in your Policy prospectus for the respective portfolio:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2023
			1 year	5 year	10 year
Long-term capital appreciation by investing primarily in global resource securities. Income is a secondary consideration.	VanEck VIP Global Resources Fund, Class S Shares	1.31%	-3.84%	10.34%	-1.26%
	Van Eck Associates Corporation

No changes to footnotes.

Current Expenses in the chart above have been restated to reflect the decrease effective July 1, 2024.

All other provisions remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2794 7-24